BORROWINGS	6 Months Ended
Jun. 30, 2018
Financial Instruments [Abstract]
BORROWINGS
BORROWINGS
a) Corporate Borrowings
Brookfield Infrastructure has a $1.975 billion senior unsecured revolving credit facility used for general working capital purposes including acquisitions. The $1.975 billion is available on a revolving basis for the full term of the facility. All amounts outstanding under this facility will be repayable on June 30, 2023. All obligations of Brookfield Infrastructure under the facility are guaranteed by our partnership. Loans under this facility accrue interest at a floating rate based on LIBOR plus 1.2%. Brookfield Infrastructure is required to pay an unused commitment fee under the facility of 18 basis points per annum. As at June 30, 2018, draws on the credit facility were $nil (2017: $789 million) and $59 million of letters of credit were issued (2017: $106 million).

	Maturity	Annual Rate	Currency	As of
				June 30, 2018	December 31, 2017
Corporate revolving credit facility	June 30, 2023	LIBOR plus 1.2%	US$	$—	$789
Medium-term notes(1):
Current:
Public - Canadian	October 30, 2018	3.0%	C$	95	99
Non-current:
Public - Canadian	October 30, 2020	3.5%	C$	285	298
Public - Canadian	March 11, 2022	3.5%	C$	343	358
Public - Canadian	February 22, 2024	3.3%	C$	228	239
Public - Canadian	February 22, 2024	3.3%	C$	305	318
Total				$1,256	$2,101

1.	See Note 12 Subsidiary Public Issuers for further details.
On April 17, 2017, Brookfield Infrastructure Finance ULC, a wholly-owned subsidiary of Brookfield Infrastructure, issued C$400 million of medium-term notes maturing February 22, 2024 with a coupon of 3.3%. The notes were issued at a premium with an effective interest rate of 3.1% per annum, which was swapped into U.S. dollars on a matched maturity basis at an all-in rate of 4.0%.
On February 22, 2017, Brookfield Infrastructure Finance ULC, issued C$300 million of medium-term notes maturing February 22, 2024 with a coupon of 3.3%, which was swapped into U.S. dollars on a matched maturity basis at an all-in rate of 4.1%.
Brookfield Infrastructure has entered into a $500 million revolving credit facility with Brookfield to provide additional liquidity for general corporate purposes and capital expenditures, if required. The revolving credit facility automatically renews for four consecutive one year terms, which would result in the facility ultimately maturing on February 8, 2023. Brookfield has the option to terminate the agreement prior to February 8 each year by providing Brookfield Infrastructure with written notice. Loans under this facility accrued interest on LIBOR plus 2.0% and no commitment fees were incurred for any undrawn balance. As of June 30, 2018, there were $nil (2017: $nil) borrowings outstanding.
The weakening of the Canadian dollar against the U.S. dollar during the six-month period ended June 30, 2018 resulted in a decrease in corporate borrowings of $56 million from December 31, 2017.
b) Non-Recourse Borrowings

	As of
US$ MILLIONS	June 30, 2018	December 31, 2017
Current	$226	$364
Non-current	9,463	7,699
Total	$9,689	$8,063

Non-recourse borrowings have increased by $1.6 billion since year-end. The increase is attributable to the issuance of $1.5 billion five-year senior notes at our Brazilian regulated gas transmission business in the local market at a rate of approximately 7.1% at the time of issuance, which was used to fund a return of capital to shareholders. The remaining increase is due to additional net borrowings of $100 million associated with growth capital projects at our operating entities, partially offset by a decrease in foreign denominated debt as currencies we operate in depreciated relative to the U.S. dollar during the six-month period ended June 30, 2018.